SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 20, 2004

                                       CW

                                  (Depositor)

    (Issuer in respect of CHL Mortgage Pass-Through Trust, Series 2004-HYB4)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pusuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 20, 2004


                                       CW


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated November 20, 2004


                             Payment Date: 11/20/04


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
               CHL Mortgage Pass-Through Trust, Series 2004-HYB4
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A         71,805,696.98    3.764999%     1,925,973.29    225,290.33    2,151,263.62       0.00       0.00
                        2A1       199,410,277.99    4.834012%     3,340,055.71    803,293.03    4,143,348.74       0.00       0.00
                        2A2         3,837,781.61    4.834012%        64,281.56     15,459.90       79,741.46       0.00       0.00
                        3A         87,929,838.53    4.639045%     1,595,795.50    339,925.39    1,935,720.89       0.00       0.00
Residual                AR                  0.00    3.764999%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M           5,464,993.72    4.570988%         4,063.18     20,817.02       24,880.20       0.00       0.00
                        B1          3,903,424.40    4.570988%         2,902.17     14,868.76       17,770.92       0.00       0.00
                        B2          2,341,855.08    4.570988%         1,741.15      8,920.49       10,661.65       0.00       0.00
                        B3          2,146,284.74    4.570988%         1,595.75      8,175.53        9,771.28       0.00       0.00
                        B4            975,856.10    4.570988%           725.54      3,717.19        4,442.73       0.00       0.00
                        B5            780,740.78    4.570988%           580.46      2,973.96        3,554.43       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        378,596,749.91     -            6,937,714.32  1,443,441.61    8,381,155.93     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A         69,879,723.69              0.00
                                2A1       196,070,222.28              0.00
                                2A2         3,773,500.04              0.00
                                3A         86,334,043.02              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M           5,460,930.54              0.00
                                B1          3,900,522.23              0.00
                                B2          2,340,113.93              0.00
                                B3          2,144,688.99              0.00
                                B4            975,130.56              0.00
                                B5            780,160.31              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        371,659,035.59     -
--------------------------------------------------------------------------------

                             Payment Date: 11/20/04


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
               CHL Mortgage Pass-Through Trust, Series 2004-HYB4
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A     71,805,696.98     3.764999% 12669FV67    25.289843      2.958274    917.586581
                           2A1   199,410,277.99     4.834012% 12669FV75    16.261463      3.910929    954.591461
                           2A2     3,837,781.61     4.834012% 12669FY72    16.261463      3.910929    954.591461
                           3A     87,929,838.53     4.639045% 12669FV83    17.725743      3.775816    958.979451
Residual                   AR              0.00     3.764999% 12669FW74     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M       5,464,993.72     4.570988% 12669FV91     0.741863      3.800806    997.066010
                           B1      3,903,424.40     4.570988% 12669FW25     0.741863      3.800806    997.066010
                           B2      2,341,855.08     4.570988% 12669FW33     0.741863      3.800806    997.066010
                           B3      2,146,284.74     4.570988% 12669FW41     0.741863      3.800806    997.066010
                           B4        975,856.10     4.570988% 12669FW58     0.741863      3.800806    997.066010
                           B5        780,740.78     4.570988% 12669FW66     0.741848      3.800806    997.066026
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     378,596,749.91       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
               CHL Mortgage Pass-Through Trust, Series 2004-HYB4
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance        73,034,025.40   208,552,986.18    90,072,028.00
Loan count                    140              494              187
Avg loan rate           3.906285%        5.108646%        5.099732%
Prepay amount        1,814,479.87     3,324,084.09     1,519,112.91

                          Total
                          -----
Prin balance       371,659,039.58
Loan count                    821
Avg loan rate                4.87
Prepay amount        6,657,676.87

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees         4,132.00        38,764.88        30,992.35
Sub servicer fees            0.00           527.18             0.00
Trustee fees               562.24         1,589.71           687.53


Agg advances                  N/A              N/A              N/A
Adv this period              0.00        11,876.98         2,253.52

                          Total
                          -----
Master serv fees        73,889.23
Sub servicer fees          527.18
Trustee fees             2,839.48


Agg advances                  N/A
Adv this period         14,130.50

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

                          Total
                          -----
Realized losses              0.00
Cumulative losses            0.00

Coverage Amounts
----------------
Bankruptcy                   0.00             0.00             0.00
Fraud                1,586,593.40     4,361,458.10     1,875,559.71
Special Hazard               0.00             0.00             0.00

                          Total
                          -----
Bankruptcy                   0.00
Fraud                7,823,611.20
Special Hazard               0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           95.878986%           100.000000%            362,983,595.09
   -----------------------------------------------------------------------------
   Junior            4.121014%             0.000000%             15,601,546.56
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           7                 2,762,466.93
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 7                 2,762,466.93
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            8,381,155.93          8,381,155.93
Principal remittance amount            6,937,714.32          6,937,714.32
Interest remittance amount             1,443,441.61          1,443,441.61